UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2018

MEDPACE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37856	32-0434904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5375 Medpace Way

Cincinnati, Ohio 45227

(513) 579-9911

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events

On August 2, 2018, the August J. Troendle Revocable Trust (the “Trust”) commenced sales of shares of common stock of Medpace Holdings, Inc. (the “Company”) under a pre-arranged Rule 10b5-1 stock trading plan (the “10b5-1 plan”). Dr. August J. Troendle, the Company’s Chairman of the Board of Directors, Chief Executive Officer and President, is the sole trustee, sole beneficiary and settlor of the Trust and has sole voting and dispositive power over the shares held by the Trust. Under the 10b5-1 plan, the Trust may sell up to an aggregate of 869,565 shares of the Company’s common stock. The Trust acquired these shares in the initial public offering of the Company in 2016. Shares may be sold under the 10b5-1 plan on the open market at prevailing market prices and subject to minimum price thresholds specified therein.

As of the close of trading on August 6, the Trust had sold 731,460 of the 869,565 shares under the 10b5-1 plan. The 10b5-1 plan is scheduled to terminate on June 15, 2019, unless terminated sooner in accordance with its terms. Dr. Troendle expects to use proceeds from the sale of shares under the 10b5-1 plan to invest into the opportunity zone fund for the development of a new office tower for the Company at the Medpace Headquarters campus in Cincinnati, Ohio.

As of the close of trading on August 6, 2018, Dr. Troendle beneficially owned 9,635,466 shares of the Company’s common stock.

The 10b5-1 plan was adopted on June 14, 2018 in a scheduled open window period under the Company’s insider trading policy. The 10b5-1 plan was designed to comply with the guidelines specified in Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which permit persons to enter into a pre-arranged plan for buying or selling Company stock at a time when such person is not in possession of material, nonpublic information about the Company.

The transactions under the 10b5-1 plan will be disclosed publicly as required through Form 4 filings, and to the extent required by Section 13 of the Exchange Act, Schedule 13D amendments, each with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on specific pre-arranged Rule 10b5-1 stock trading plans of Company officers, nor to report modifications or terminations of the aforementioned 10b5-1 plan or the plans of any other individual.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDPACE HOLDINGS, INC.

Date: August 6, 2018	By:	/s/ Stephen P. Ewald
	Name:	Stephen P. Ewald
	Title:	General Counsel and Corporate Secretary